SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/x/  Preliminary Proxy Statement   / /  Confidential, for Use of
                                        the Commission Only (as
                                        permitted by Rule 14a-
                                        6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      KAVILCO INCORPORATED
        (Name of Registrant as Specified in Its Charter)


           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ /  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:

                      KAVILCO INCORPORATED
              PROXY SOLICITED BY BOARD OF DIRECTORS
           TWENTY-THIRD ANNUAL MEETING OF SHAREHOLDERS
                        NOVEMBER 9, 1996


     As to matters 1, 2, and 3 below, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.

                      CHECK BOX (A) OR (B)

(1)

     (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 1999. The undersigned hereby appoints Louis Thompson, Laird Jones and Robert Young, Sr., or any of them, Proxies for the undersigned to vote on their behalf.

     (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for the three-year terms ending in 1999. Notwithstanding the foregoing, the proxies may withdraw any Nominee listed below, at their discretion, if the Nominee(s) is unable to serve for good cause. The proxies may, at their discretion, cast the votes of the withdrawn Nominee(s) for any other Nominee(s) set forth in the Proxy Statement.

     Nominee             Number of Shares X3=Number of Votes Cast
     -------             ----------------------------------------
     Ramona Hamar        ---------------X3---------------
     Rosemarie Trambitas ---------------X3---------------
     Jeane Breinig       ---------------X3---------------

(2) To vote on the selection Price Waterhouse as the independent public accountants of the Corporation.

     FOR [ ]           AGAINST [ ]          ABSTAIN [ ]

(3) To vote on the proposed amendment to the Corporation's Articles of Incorporation to create two new classes of partially alienable Common Stock into which shares of existing common stock subject to full alienability restrictions may be converted at the option of the holder thereof.


     FOR [ ]           AGAINST [ ]          ABSTAIN [ ]

     The foregoing proposals are made by the Board of Directors and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE
PAID ENVELOPE PROVIDED.

     Number of shares _______  Dated _______________, 1996.



                    ----------------------------
                    Sign here as name appears of left.


                    ----------------------------
                    IMPORTANT:  Executors,
                    Administrators, Trustees,
                    Guardians, should so indicate
                      KAVILCO INCORPORATED
                  One Union Square, Suite 3010
                      600 University Street
                    Seattle, Washington 98101


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Twenty-third Annual Meeting of the Shareholders of Kavilco Incorporated (the "Company") will be held at 1:00 p.m., Alaska Time, on November 9, 1996, at the Ted Ferry Civic Center, 888 Venetia Avenue, Ketchikan, Alaska, for the following purposes:

     (1) To elect three (3) directors of the Company for positions which expire in 1996;

     (2) To approve independent public accountants of the Company;

     (3) To approve or disapprove a proposed recapitalization (the "Proposed Recapitalization") of the Company pursuant to which the Company's articles of incorporation will be amended to
(i) authorize two new classes of common stock which may be pledged as collateral for loans to Shareholders ("Class C Stock" and "Class D Stock") and (ii) change the terms of the two existing classes of common stock ("Class A Stock" and "Class B Stock") to make them convertible at the option of the holders thereof into the corresponding class of such new common stock; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     All shareholders are invited to attend the meeting.
Shareholders of record at the close of business on September __, 1996, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.


                              By Order of the Board of Directors
                              of Kavilco Incorporated



                              -------------------------------
     September __, 1996            John Campbell, Secretary



                     YOUR VOTE IS IMPORTANT
                  PLEASE RETURN YOUR PROXY CARD


WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.



                      KAVILCO INCORPORATED

                  One Union Square, Suite 3010
                      600 University Street
                   Seattle, Washington  98101


                         PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Kavilco Incorporated (the "Company") for use at the Twenty-second Annual Meeting of Shareholders to be held at 1:00 p.m., Pacific Time, on November 9, 1996, at the Ted Ferry Civic Center, 888 Venetia Avenue, Ketchikan, Alaska, and at any adjournment thereof. The Company expects to mail this proxy statement and the proxy to shareholders on or about September __, 1996.
Proxies may also be solicited personally, by telephone, by employees, officers and directors of the Company. All costs of solicitation of proxies will be borne by the Company.

     Only shareholders of record of Class A (voting) stock at the close of business on September 9, 1996 (the "Record Date"), are entitled to vote at the annual meeting in person or by proxy. On the Record Date, there were 11,576.83 shares of Class A Stock of the Company outstanding. Each Class A shareholder is entitled to one (1) vote for each share owned and may vote up to the total number of shares on each matter submitted to a vote of the shareholders.

     With respect to the matters specified on the enclosed proxy card, shares represented by duly executed proxies will be voted in accordance with the specifications made. As indicated on the enclosed proxy card, an executed proxy as to which no specification is made with respect to a particular matter grants discretionary authority with respect to how the shares evidenced thereby may be voted and will count towards the establishment of a quorum. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Company, by properly executing a later dated proxy or by attending the meeting and voting in person.

     THE COMPANY WILL DELIVER TO ITS SHAREHOLDERS A COPY OF ITS MOST RECENT ANNUAL REPORT, AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, UPON REQUEST. A SHAREHOLDER WHO WOULD LIKE MORE INFORMATION ABOUT THE MATTERS DISCUSSED IN THIS PROXY STATEMENT, MAY WRITE KAVILCO INCORPORATED, ATTENTION: SCOTT BURNS, CHIEF FINANCIAL OFFICER, ONE UNION SQUARE, SUITE 3010, 600 UNIVERSITY, SEATTLE, WASHINGTON 98101, OR CALL 1-206-624-6166.


                      SUMMARY OF PROPOSALS


The following summary is qualified in its entirety by the detailed information which appear elsewhere in this Proxy
Statement.

Proposal No. 1. (discussion at page 3-4 of the Proxy Statement)

     Proposal No. 1 calls for the shareholders' annual election of three directors, each to serve a three year term and recommends that the shareholders elect the Board of Directors' nominees identified on page 5 of this Proxy Statement.

Proposal No. 2. (discussion at page 4 of the Proxy Statement)

     Proposal No. 2 calls for the annual approval of the Company's selection of Price Waterhouse as independent public accountants of the Company.

Proposal No. 3. (discussion at pages 5-12 of the Proxy Statement)

     Proposal No. 3 requests approval or disapproval of a proposed recapitalization of the Company pursuant to which (i) Class C Stock and Class D Stock will be authorized; and (ii) Class A Stock and Class B Stock, the existing classes of stock, will be amended so that, at the option of the holder, Class A Stock may be converted into Class C Stock and Class B Stock may be converted into Class D Stock.

     If this proposal is adopted by the shareholders, a shareholder may elect at any time to convert part or all of his or her shares to Class C Stock or Class D Stock. On the other hand, no shareholder is obligated to convert his or her Class A or Class B Stock into Class C or Class D Stock. Even if this proposal is approved, a shareholder will be able to continue to hold his or her Class A Stock or Class B Stock. Under existing law, Class A Stock and Class B Stock may not be sold, pledged or, with certain limited exceptions, otherwise alienated, but also are generally not subject to claims of the shareholder's creditors. Under the proposal, the Class C Stock and Class D Stock may be pledged as collateral to secure loans to the holder thereof, but may not otherwise be sold or assigned by the shareholder (except to the same limited extent as the Class A and Class B stock may be) and do not have the creditor protection attributes of the Class A Stock or Class B Stock. Class C Stock will be voting stock, may be owned only by Native shareholders and will convert to Class D Stock if transferred to a non-Native. Class D Stock will be nonvoting, may be owned only by non-Natives, and will convert to Class C Stock if transferred to a Native.



                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS


Number of Directors and Nominees

     The Bylaws of the Company provide that the business of the Company is managed by a Board consisting of nine (9) directors. The Bylaws further provide for three (3) year terms of office. The election of directors is staggered so that only three (3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of whom are presently Board members, to serve a three (3) year term ending in 1999 and until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors:

                          Ramona Hamar

                       Rosemarie Trambitas

                          Jeane Breinig


Cumulative Voting

     Pursuant to the Bylaws of the Company, each shareholder entitled to vote at an election of Directors may vote the number of shares owned by him for as many persons as there are directors to be elected or may cumulate his votes by giving one candidate as many votes as equals the number of directors to be elected multiplied by the number of his shares or by distributing these votes on the same principle among any number of candidates.

Compensation of Officers and Directors

     All compensation paid by the Company for the year ended
December 31, 1995, to the CEO and each of the four most highly paid executive officers, whose total compensation exceeds
$100,000, is as shown in the following table.


                   Summary Compensation Table

                                                       (D)
                                                    All Other
                                       (C)         Compensation
       (A)               (B)         Annual           (annual
Name of Individual  Capacities     Compensation   retirement plan
or Number in Group  Which Served     (Salary)     contribution)
- ------------------  ------------   ------------   ---------------
Louis A. Thompson   Chief
                    Executive
                    Officer,
                    President
                    and Director     $74,192           $14,838

Scott Burns         Chief
                    Financial
                    Officer          $85,539           $17,108

All the executive
officers as a
group (2 persons)                    $159,731          $31,946

Compensation Pursuant to Plans

     The Company has a retirement plan for its employees that is a defined contribution plan with annual contribution being equal to 20% of the participant's salary.

Compensation of Directors

     The Company's directors receive fees, per diem and reimbursement for expenses for attending meetings. Several directors also participate in a Company medical insurance program.


                         PROPOSAL NO. 2
           APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS


     The approval of the selection of Price Waterhouse as independent public accountants of the Company voted on at the annual meeting. Shareholders are asked to approve this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Price Waterhouse as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. Price Waterhouse has acted as the Company's independent public accountants since March 18, 1988. No representative of Price Waterhouse is expected to be present at the annual meeting.

     Professional services of Price Waterhouse consisted of issuing an opinion on audited financial statements and assisting in SEC and tax matters.


                         PROPOSAL NO. 3
                    PROPOSED RECAPITALIZATION


Introduction

     Kavilco Incorporated (the "Company") is the Village Corporation for the village of Kasaan, Alaska, which is located on the east side of Prince of Wales Island in Southeastern Alaska. Pursuant to the Alaska Native Claims Settlement Act ("ANCSA"), the Company was incorporated in 1973 under the corporation laws of the State of Alaska to hold, invest, manage and/or distribute lands, property, funds and other rights and assets for and on behalf of the village of Kasaan in accordance with ANCSA.

     Under the Articles of Incorporation of the Company (the "Articles"), the Company's authorized capital stock is currently divided into two classes of common stock ("Common Stock"): Class A Stock ("Class A Stock") and Class B Stock ("Class B Stock"). Holders of Class A Stock have all the rights of a shareholder in a business corporation organized under the laws of the State of Alaska, including, without limitation, the right to vote in elections for the Board of Directors and on such other matters as are presented from time to time to shareholders and the right to receive dividends and other distributions declared by the Board of Directors from time to time. Shareholders of the Company who are Natives within the meaning of ANCSA have been issued and hold Class A Stock. Non-Natives who have acquired shares of Class A Stock from Native shareholders by will or intestate succession (or by other means permitted by ANCSA) have been issued and hold Class B Stock. Holders of the Class B Stock have all the same rights as the holders of the Class A Stock, except that they have no voting rights.

     Pursuant to the Company's Articles and ANCSA, none of the Company's Common Stock is currently alienable; i.e., such stock, inchoate rights to such stock, and dividends paid or distributions made with respect to such stock may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, treated as an asset under laws affecting creditors' rights, or otherwise alienated (the "Alienability Restrictions"). ANCSA, as originally enacted, provided that the Alienability Restrictions would automatically lapse and terminate twenty years after December 18, 1971, the date of enactment of ANCSA. However, pursuant to the Alaska Native Claims Settlement Act Amendments of 1987 enacted February 3, 1988 (commonly known as the "1991 Amendments"), ANCSA was amended to provide that the Alienability Restrictions shall continue until terminated in accordance with specified procedures. Briefly, ANCSA, as amended, specifically permits the termination of Alienability Restrictions by a decision of the shareholders to amend the Village Corporation's articles of incorporation to opt out of the Alienability Restrictions. The Company's Articles of Incorporation restate ANCSA prior to the 1991 Amendments and provide that the Alienability Restrictions lapse and terminate on December 18, 1991. As a result of the 1991 Amendments, this statement in the Articles did not effectively terminate the Alienability Restrictions, which can only be terminated by shareholder vote and amendment to the Articles of Incorporation.

     Mainly as a result of the Alienability Restrictions, shareholders of the Company currently have no liquidity with respect to their shares of Class A or Class B Stock. That is to say, shareholders are not permitted to sell their Class A or Class B Stock, pledge their shares as collateral for loans, or otherwise realize the immediate present value of their shares. From time to time, shareholders of the Company have asked the Board of Directors to consider alternatives for providing liquidity to the Company's shareholders, and in the fall of 1994, the Board of Directors began an evaluation of liquidity alternatives. As a consequence of this evaluation, in July 1995, the Board of Directors approved a plan pursuant to which two new classes of Common Stock would have been created. The plan contemplated that the new classes of Common Stock could be pledged as collateral for loans to shareholders, but would be subject to certain alienability restrictions. Shareholders of the Company were to have been given the option, but not be obligated, to convert all or a portion of their existing shares of Class A or Class B Stock into new shares of this new Common Stock at any time.

     At the Company's Annual Meeting held on November 11, 1995, the shareholders considered the plan to authorize the new classes of Common Stock and make the Class A and Class B Stock convertible at the option of shareholders into those new Classes. At that meeting, by a narrow margin, the plan did not garner a sufficient number of votes in favor and therefore was not approved. After the Annual Meeting, the Board of Directors began to reconsider the plan. At subsequent board meetings in 1996, the Board reviewed the considerations which led it to originally adopt the plan and determined that the plan was still in the best interests of the Company and the shareholders. Consequently, the Board of Directors resolved to readopt the plan at its July 12, 1996 board meeting and resubmit it to the shareholders of the Company for consideration at the annual meeting to be held on November 9, 1996.

     In order to implement this plan, the Board of Directors has again approved an amendment to the Company's Articles which
(i) authorizes the two new classes of partially alienable Common
Stock: Class C Stock (with full voting rights, restricted to shareholders who are Natives) and Class D Stock (without voting rights, to be issued to persons who are not Natives upon their acquisition of Class C Stock or upon their conversion of shares of Class B Stock issued to them in connection with their inheritance of Class A Stock), and (ii) makes the existing
Class A and Class B Stock convertible into Class C and Class D Stock, respectively, at the option of each shareholder.

Evaluation of Liquidity Alternatives and Recommendations

     In reapproving the plan, the Board of Directors, at its regularly scheduled special meetings held on January 12-13, 1996 and July 12-13, 1996, reconsidered the various liquidity alternatives it had identified in connection with its earlier evaluation leading to the July 1995 adoption of the plan. As part of that earlier evaluation, the Board of Directors had identified the following as warranting further review and analysis:

     Alternative 1: Terminating the Alienability Restrictions with respect to existing Common Stock pursuant to the provisions of ANCSA.

     Alternative 2: Authorizing two new classes of Common Stock which are not subject to any of the Alienability Restrictions, one with full voting rights and one without voting rights, which the Company's shareholders would have the option (but not the obligation) to acquire upon conversion of some or all of their existing shares of Class A Stock or Class B Stock, as the case may be.

     Alternative 3: Authorizing two new classes of either fully alienable Common Stock similar to that considered under Alternative 2 or partially alienable Common Stock similar to that considered under Alternative 4, except that shareholders would only be allowed to convert existing shares to the new stock during a certain defined period.

     Alternative 4: Authorizing two new classes of Common Stock identical to Class A Stock and Class B Stock, respectively, except that shares of each new class could be pledged as collateral for loans. (Although shares of these new classes would be subject to creditors' claims, they would not otherwise be voluntarily transferable by the holder except to the extent that Class A Stock and Class B Stock are transferable.)

     At regularly scheduled special meetings of the Board of Directors held on January 12-13, 1996 and July 12-13, 1996, respectively, the Board reconsidered the foregoing liquidity alternatives, determined once again that the implementation of Alternative 4 would, on balance, be in the best interests of Company and its shareholders, and resolved to approve certain amendments to the Company's Articles that are necessary to permit the implementation of that alternative. In arriving at this determination, the Board of Directors reconsidered the extensive discussions with the Company's officers and corporate counsel in connection with its earlier evaluation of liquidity alternatives and reconsidered various factors, both pro and con, including the following:

     Current Protection Against Creditor Claims

     As a result of the Alienability Restrictions, the Common Stock, dividends and distributions in respect thereof, and other economic benefits relating thereto, are generally not subject to the claims of shareholders' creditors and will not be included as an asset available to creditors of the bankruptcy estate of an insolvent shareholder. The Board considered this to be a significant benefit to shareholders. Notwithstanding the Alienability Restrictions, the Internal Revenue Service has previously enforced claims to, and required withholding of, dividends and distributions on shares of Common Stock held by certain shareholders of the Company, although such shareholders retained ownership of the shares. The Internal Revenue Service's legal right to enforce its claim against Common Stock dividends or to require withholding of such dividends, however, has not adjudicated in a case involving a shareholder of the Company.

     Current Lack of Liquidity

     Although shareholders of the Company receive periodic dividends on their shares of Common Stock, the Alienability Restrictions prevent shareholders from selling or liquidating their Common Stock for cash or other consideration, pledging their Common Stock as security for loans or other obligations, and otherwise transferring their Common Stock except as specifically authorized by ANCSA.

     Factors Considered by Board in Choosing Alternative 4

     In reconsidering the liquidity alternatives listed above, the Board considered various factors, both pro and con, relating to each alternative. The Board rejected Alternative 1 because terminating the Alienability Restrictions with respect to all existing Common Stock would deprive all shareholders of the protection against claims of creditors referred to above, even if certain shareholders had no desire to obtain greater liquidity for their Common Stock. The Board considered that this would be unfair to those shareholders for whom the Alienability Restrictions provide important assurance that their Common Stock, rights to dividends and distributions thereon and other economic rights with respect thereto, will not be potentially available to creditors. Many shareholders have expressed to Company management from time to time that this protection is very important.

     The Board again rejected Alternative 2 because it decided that, by permitting shareholders the unfettered right to sell or transfer their shares, the shares would likely become much more widely held than would likely be the case under Alternative 4. The Board regards the potentially rapid dispersion of ownership of the shares to persons other than the original ANCSA shareholders as undesirable because this circumstance might cause a dramatic change in the Company's culture, mode of operation, and ability to fulfill its perceived charge under ANCSA to manage its assets for the long term benefit of its original Native shareholders. The Board decided that it would prefer to provide a more limited liquidity option that would likely result in fewer share transfers by the original ANCSA shareholders and would permit the Company to continue to manage its assets consistent with the spirit of ANCSA. In addition, during a Securities and Exchange Commission audit of the Company in the summer of 1995, the SEC field auditors had expressed concern that permitting free transferability of Class C Stock and Class D Stock might trigger an obligation on the part of the Company to calculate the Company's net asset value on a daily basis under the 1940 Act regulations applicable to open-end investment companies (the Company is currently a closed-end investment company). Given that there is no easily ascertainable market value for the Company's real property and mineral rights, the Board of Directors wanted to avoid any possible obligation on the part of the Company to perform such periodic net asset valuations.

     The Board again rejected Alternative 3 because it was not flexible enough, might cause some shareholders to rush to judgment about converting to the new classes of stock to avoid losing that option after the applicable time period expired and would preclude later conversion by those shareholders who did not convert during the applicable time period but whose circumstances (including possible emergency need to obtain some liquidity for their shareholdings) had since changed.

     The Board again determined to select Alternative 4 because the Board believes that Alternative 4 provides a reasonable opportunity for a shareholder desiring additional liquidity to obtain some liquidity by borrowing money secured by the shareholder's Class C Stock or Class D Stock, and continuing the creditor protection attributes afforded by the Alienability Restrictions for those who do not desire additional liquidity. Because transfers of Class C Stock and Class D Stock will be permitted only in connection with a shareholder's loan default and the lender's subsequent foreclosure against the shareholder's Class C Stock or Class D Stock, by will or intestate succession or in other limited circumstances, Alternative 4 is also likely to result in minimal immediate changes in the existing ANCSA shareholder group. To the extent that the Company in the future makes loans to shareholders secured by shares of their Class C or Class D Stock and is forced to foreclose against a shareholder's shares following his or her loan default, the Company will have the option, with the defaulted shareholder's consent, to further minimize transfers to persons other than the original ANCSA shareholders by retaining the foreclosed shares in satisfaction of the shareholder's loan balance.

Maintenance of Voting Control

     The Alienability Restrictions currently assure that voting control of the Company will remain in the hands of Natives, as the Common Stock can now only be transferred to persons who are not Natives by inheritance and any Common Stock acquired by non-Natives by inheritance is nonvoting. The Board believes that, given the Company's status as a Village Corporation under ANCSA, and consistent with the spirit and intent of ANCSA, it is in the best interests of the shareholders to ensure that voting control of the Company remains in the hands of persons who are Natives.

     The plan adopted by the Board and being submitted to the shareholders for consideration could result in the outstanding shares of Class A Stock representing less than a majority of the total voting power of the Company for purposes of electing directors. However, because neither Class B Stock nor, if authorized, Class D Stock (both of which classes are the only ones issuable to non-Natives) have voting rights, Native shareholders will retain the power to elect directors on the board and decide other matters submitted to the vote of shareholders from time to time even if the shareholders approve the proposed plan.

     ANCSA contains two provisions which, were they applicable to the proposed amendment, would require the Company to make certain special disclosures in Native language(s) spoken by the Company's shareholders in connection with this proxy solicitation and which would prevent the Company from issuing Class C Stock after thirteen months after the vote on the proposed amendment if, as a result of such issuance, the Class A shareholders lost the power to elect a majority of the Company's directors. The Board believes, however, that these provisions are technically inapplicable to the proposed amendment and has therefore determined not to make the special disclosure in Native languages or to put any time restriction on conversion of shares. However, the matter is not free from doubt. It is possible, though the Board believes unlikely, that the failure to follow these requirements could cast doubt on the validity of the amendment or on those conversions of Class A Stock into Class C Stock after the thirteen month period that result in a shift of voting control from the Class A shareholders to the Class C shareholders.

Proposed Amendment to the Company's Articles

     As described above, the implementation of Alternative 4 requires that the Company's Articles be amended to authorize the Class C Stock and the Class D Stock and to amend the terms of the existing Class A Stock and Class B Stock to make each share of Class A Stock and Class B Stock convertible, at the option of the holder, into one share of Class C Stock and Class D Stock, respectively. A copy of the Company's Articles as currently in effect is attached as Exhibit A. The proposed amendment is attached as Exhibit B to this Proxy Statement (the "Proposed Amendment"). The Board of Directors has determined that the Proposed Amendment is in the best interests of the shareholders and, as required under both ANCSA and Alaska corporation law, has voted unanimously to approve the Proposed Amendment and to submit it to a vote of the shareholders. To become effective, the Proposed Amendment must be approved by the holders of Class A Stock. Without the required shareholder approval, the Proposed Amendment will not be effective.

     The following is a summary of the Proposed Amendment and its effect on the Company's Articles as currently in effect. The summary is qualified in its entirety by reference to the Company's existing Articles attached as Exhibit A and the Proposed Amendment attached as Exhibit B:

     Authorization of Class C Stock and Class D Stock

     Under the Company's existing Articles, the authorized capital stock of the Company consists of 1,000,000 shares of Class A Stock and 500,000 shares of Class B Stock. As of the Record Date, there were 11,576.83 shares of Class A Stock and
423.17 shares of Class B Stock outstanding. If the Proposed Amendment is approved by shareholders, the authorized capital stock of the Company will consist of 1,000,000 shares of Class A Stock, 500,000 shares of Class B Stock, 1,000,000 shares of Class C Stock and 500,000 shares of Class D Stock.

     Voting Rights

     As set forth in the Proposed Amendment, each share of Class A Stock and each share of Class C Stock will be entitled to one vote on all matters submitted to a vote of the shareholders. Except as required by Alaska law, the Class A Stock and the Class C Stock will vote together as a single class on all matters presented for shareholder vote. The Class B Stock and the Class D Stock will have no voting rights except as otherwise required by applicable law.

     Dividend Rights

     Each share of Common Stock of the Company (Class A, Class B, Class C and Class D) will be entitled, under the Proposed Amendment to share ratably in dividends if, as and when declared by the Board of Directors out of any funds legally available therefore. Identical dividends, if any, must be paid on each class of Common Stock, except that dividends and distributions payable in shares of Common Stock of the Company may be paid only in shares of the appropriate class.

     Liquidation Rights

     As provided in the Proposed Amendment, in the event of the dissolution of the Company, after satisfaction of amounts payable to creditors, the holders of Class A Stock, Class B Stock, Class C Stock and Class D Stock will be entitled to share ratably in the assets available for distribution to the shareholders.

     Alienability

     Under the Proposed Amendment, existing provisions of the Articles that apply the Alienability Restrictions to the Company's Common Stock through December 1991, which were rendered ineffective by the 1991 Amendments to ANCSA, will be deleted in their entirety and replaced with new provisions which indicate that the existing Class A Stock and the Class B Stock will be subject to the Alienability Restrictions unless and until the Alienability Restrictions are terminated in accordance with the provisions of ANCSA. The Proposed Amendment expressly provides that, like the Class A and Class B shares, the shares of Class C Stock or Class D Stock may be transferred pursuant to a court decree of separation, divorce, or child support; by a holder who is a member of a professional organization that limits his or her ability to practice his or her profession because he or she holds such stock; by inter vivos gift from a holder to his or her lineal descendants or certain other relatives; or by will or intestate succession. Class C Stock and Class D Stock, unlike Class A Stock and Class B Stock, may be pledged as security for a loan to the holder of Class C Stock or Class D Stock. The sale or assignment in present or future of the Class C Stock and Class D Stock shall not otherwise be permitted, except that a lender that has taken shares of Class C Stock or Class D Stock as security for a loan to a shareholder may, subject to applicable law, sell such shares, or retain such shares in satisfaction of such loan, following default and foreclosure of the lender's security interest in the shares. Under the Proposed Amendment, each outstanding share of Class A Stock is convertible at any time at the option of the holder into Class C Stock on a share-for-share basis, and each outstanding share of Class B Stock is convertible at any time at the option of the holder into Class D Stock on a share-for-share basis. Once shareholders have exchanged shares of Class A Stock or Class B Stock, as the case may be, for shares of Class C Stock or Class D Stock, as the case may be, those shares will no longer be subject to or benefit from the creditor protection attributes of the Alienability Restrictions. Pursuant to ANCSA, shareholders are not entitled to convert Class C shares or Class D shares back into Class A shares or Class B shares, respectively.

     Consistent with ANCSA, the Proposed Amendment clarifies that Class B Stock (nonvoting) shall be issued to any person who is not a Native who acquires shares of Class A Stock in a manner permitted by ANCSA. In addition, the Proposed Amendment provides that Class D Stock shall be issued to any non-Native who lawfully acquires shares of Class C Stock.

     It may be argued that, under ANCSA, Alienability Restrictions may be terminated only by a shareholder vote to terminate the restrictions in their entirety through amendment of the articles of incorporation of the Village Corporation. If this argument were to prevail, there is a risk that a court would determine that adoption of the Proposed Amendment effectively terminated the Alienability Restrictions for all classes of Common Stock, including Class A and Class B Stock or was simply ineffective. While not free from doubt, management, on advice of counsel, believes that the better argument is that the Proposed Amendment is permitted by ANCSA and that, following adoption of the Proposed Amendment, Class A and Class B Stock will retain the Alienability Restrictions, including the insulation from creditors' claims afforded thereby.

      In connection with the Twenty-second Annual Meeting at which the Proposed Amendment described above was first considered by the shareholders, the Board of Directors adopted and submitted to the shareholders at that Annual Meeting a proposal to amend the Company's investment policy to permit the Company, effective upon the date that an amendment to the Company's registration statement to implement such change becomes effective: (i) to make loans to shareholders who own shares of Class C Stock and Class D Stock secured by such shares; (ii) to sell such shares, or retain such shares in satisfaction of any loan secured by such shares, following default and foreclosure of the Company's security interest in the shares; and (iii) to borrow up to ten percent (10%) of the net asset value of the Company's securities portfolio, secured by United States obligations owned by the Company which are backed by the full faith and credit of the United States government, the proceeds of which borrowings may be used to fund loans to holders of Class C Stock and Class D Stock who borrow money from the Company. At that Annual Meeting, the shareholders voted to approve the proposal to amend the Company's investment policy as described above. However, since that proposal was tied to the proposal considered at that Annual Meeting to amend the Company's articles of incorporation to authorize the two new classes of stock, the Board of Directors desires that the shareholders ratify the earlier vote on the investment policy as described above. A vote in favor of the Proposed Amendment described above will be deemed to be a ratification of the earlier shareholder vote approving the proposed change to the Company's investment policy.


                      VOTING, SOLICITATION

Voting, Quorum

     Only shareholders of record at the close of business on September 9, 1996 (the "Record Date"), are entitled to vote at the annual meeting in person or by proxy. Each shareholder of record of Class A Stock is entitled to one (1) vote for each share of Class A Stock owned and may vote the total number of shares of Class A Stock on each matter submitted to a vote of the shareholders; other than Proposal No. 1 on which shareholders have cumulative voting rights (See "Proposal No. 1, Election of Directors - Cumulative Voting"), no shares have cumulative voting rights.

     Approval of Proposal No. 3 requires the affirmative vote of more than 50% of the outstanding shares of Class A Common, provided that a quorum is present. A quorum for the transaction of business is constituted with respect to the Company by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of Class A Stock. If, by the time scheduled for the meeting, a quorum of shareholders of the Company is not present the Board may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of Class A Stock, present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Company's shareholders. If a quorum is present but sufficient votes in favor of Proposal No. 3 are not received, such Proposal will not be approved.

     In tallying shareholder votes, abstentions and executed proxies for which no specification as to how shares are to be voted will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against Proposal No. 3. However, duly executed proxies as to which no specification is made will grant discretionary authority as to how the shares evidenced thereby may be voted. Management intends to vote the shares represented by such proxies as to which no specification has been made in favor of Proposal No. 3.

     If the accompanying form or forms of proxy are properly completed, executed and returned in time to be voted at the meeting, the shares convened thereby will be voted in accordance with the instructions thereon by the shareholder (including discretionary authority with respect to proxies as to which no specification is made). Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Company, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Solicitation of Proxies

     Proxies are being solicited by and on behalf of the Board of Directors. In addition to the solicitation of proxies by mail or expedited delivery service, the Directors of the Company and officers, employees and agents of the Company may solicit proxies in person or by telephone. The cost of preparing, assembling, mailing, transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors will be borne by the Company.

Outstanding Shares and Beneficial Ownership

     On the Record Date, there were 11,576.83 shares of Class A
Stock of the Company outstanding.

     The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A Stock as of September 9, 1996:

                         Positions and  Term Office
                         Offices With   as Director   Director
Name                Age  the Company      Expires       Since
- ----                ---  -----------      -------       -----
Louis A. Thompson   60   President/CEO    1998           1972
                         Chairman
                         Director

Louis Jones, Sr.    59   Vice President   1997           1979
                         Director

John Campbell       27   Director/        1997           1994
                         Secretary

Rosemarie Trambitas 56   Director         1996           1978

Ramona Hamar        53   Director         1996           1973

Robert Young, Sr.   51   Director         1998           1992

Laird A. Jones      41   Director         1998           1994

Kenneth Gordon      36   Director         1997           1994

Dr. Jeane Breinig   41   Director         1996           1993

Scott Burns         50   Chief
                         Financial
                         Officer

                         Principal           Amount and
                         Occupation          Nature of
                         and Employment      Beneficial
                         During Past         Ownership/ % of
Name                     Five Years          Class A at 9/9/96
- ----                     ----------          -----------------
Louis A. Thompson        Field Operations    100       .86%
                         Manager in AK
                         for Kavilco

Louis Jones, Sr.         Dept. of Marine     100       .86%
                         Highway, St. of
                         AK

John Campbell            Student, Self-      162       1.40%
                         Employed

Rosemarie Trambitas      Culinary            100       .86%

Ramona Hamar             Dental Assist.      120       1.03%

Robert Young, Sr.        Fisherman, Const.   100       .86%
                         Worker

Laird A. Jones           Executive Director, 100       .86%
                         St. of AK, Dept. of
                         Fish & Game

Kenneth Gordon           Self-employed       100       .86%

Dr. Jeane Breinig        University of       140       1.21%
                         Alaska, English
                         Professor

Scott Burns              Chief Financial     -0-         0%
                         Officer for
                         Kavilco

All Directors & Officers                     1,022     8.80%
as a Group (10 persons)

     The Company is aware of no person who beneficially owns 5 percent or more of the outstanding Class A Stock.


                      SHAREHOLDER PROPOSALS


     Shareholders wishing to submit a proposal for inclusion for the 1997 annual meeting of shareholders should send their written proposal to the Secretary of the Company by August 9, 1997.


                          OTHER MATTERS


     Management does not know of any other matters to be presented at the meeting other than those mentioned in this Proxy Statement. However, if any other business should come before the meeting, it is management's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                              By Order of the
                              Board of Directors


                              John Campbell
                              Secretary


Seattle, Washington
September __, 1996



                            EXHIBIT A

                    ARTICLES OF INCORPORATION

                               OF

                      KAVILCO INCORPORATED


     The undersigned natural persons; all of whom are above the age of 19 years, acting as incorporators of a corporation under the provisions of the Alaska Business Corporation Act (hereinafter referred to as the "Corporation Act"), and the Alaska Native Claims Settlement Act of December 18, 1971,
85 Stat. 688 (hereinafter referred to as the "Settlement Act"), do hereby adopt the following Articles of Incorporation:

                            ARTICLE I

                              NAME

     The name of the Corporation is KAVILCO INCORPORATED.

                           ARTICLE II

                            DURATION

The Corporation shall have perpetual existence.

                           ARTICLE III

                       PURPOSES AND POWERS

     The purposes of the Corporation are to be the village corporation authorized by Section 8 of the Settlement Act for the Natives of the village of KASAAN; to secure and administer the benefits of said Act for the Natives enrolled in said village pursuant to Section 5 thereof; and to engage in any and all lawful enterprises, businesses, undertakings and activities permitted or not denied corporations under the Corporation Act or the Settlement Act.

     Subject to these Articles, the Corporation shall have and may exercise any and all powers that are permitted or not denied corporations under the Corporation Act or the Settlement Act.

                           ARTICLE IV

                             SHARES

A. The capital stock of the Corporation shall be divided into two classes: 1,000,000 shares thereof being known as Class A stock, and 500,000 shares thereof being known as Class B stock. The Class B stock shall be distinguished from Class A stock, in that it shall have no further privileges or power. In other instances Class B stock shall have full rights, privileges, and power with Class A stock. The shares of Class A and Class B common stock shall be without par value and shall be deemed fully paid and non-assessable upon issuance.

B. Until December 18, 1991, shares issued by the Corporation inchoate rights thereto, and any dividends paid or distributions made with respect thereto may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to a court decree of separation, divorce or child support.

C.   Shares issued by the Corporation shall:

     1. Except as provided in paragraph D of this Article, carry a right to vote in elections for the board of directors and on such other matters as are presented to the shareholders;

     2. Permit the holders to receive dividends and other distributions from the Corporation; and

     3. Vest in the holders all rights of a shareholder in a business corporation organized under the laws of the State of Alaska.

D. Upon the death of a shareholder ownership of his shares shall be transferred in accordance with this last will and testament or under the applicable laws of intestacy, except that until December 13, 1991:

     1. Such shares shall carry voting rights only if the holder thereof through inheritance in a Native; and

     2. In the event a deceased shareholder fails to dispose of his shares by will and has no heirs who are natural persons under the applicable laws of intestacy, such shares shall escheat to the Corporation.

E. On January 1, 1992, all stock previously issued by the Corporation shall be deemed to be canceled, and shares will be issued which shall not be subject to the restrictions set forth in this Article.

                            ARTICLE V

                      COMMENCEMENT BUSINESS

     If so restricted by law, the Corporation will not commence business until consideration of the value of at least $1,000 had been received.

                           ARTICLE VI

                        PREEMPTIVE RIGHTS

     Except as may otherwise be provided by the Board of Directors, no stockholder of the Corporation shall have any preemptive rights to purchase, subscribe for or otherwise acquire any shares of stock of the Corporation now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise require such shares.

                           ARTICLE VII

                           MANAGEMENT

     The management of the Corporation shall be vested in a Board of Directors. The number, terms, and method of election of Directors shall be as prescribed in the Bylaws of the Corporation.

                          ARTICLE VIII

                           ARBITRATION

A.   In the event of disagreement between the KAVILCO
     INCORPORATED and the Regional Corporation (SEALASKA
     CORPORATION), over the provisions of a plan or plans formulated pursuant to Section 7(1) of the Settlement Act, the issues in disagreement shall be submitted to arbitration under the terms and conditions as provided for in the Articles of Incorporation of the Regional Corporation
     (SEALASKA CORPORATION).

                           ARTICLE IX

                        OFFICE AND AGENT

     The address of the Corporation's initial registered office is:
                             Box 745
                    Ward Cove, Alaska  99928

     The name of the Corporation's initial registered agent at that address is:

                        WILLARD L. JONES

                            ARTICLE X

                   INITIAL BOARD OF DIRECTORS

     The initial Board of Directors shall be composed of seven
(7) persons who shall serve until the first annual meeting of shareholders or until their successors are elected and qualified. The names and addresses of the members of the initial Board of Directors are:

     Willard L. Jones    Box 745, Ward Cove, Alaska  99928
     Robert I. Olsen     Rt. 1, Box 907, Ketchikan, Alaska  99901
     Rosemarie Ramiskey  Box 873, Ketchikan, Alaska  99901
     Della A. Dukes Box 1322, Ketchikan, Alaska  99901
     Louis A. Thompson   Rt. 1, Box 704, Ketchikan, Alaska  99901
     Estelle I. Thompson Rt. 1, Box 704, Ketchikan, Alaska  99901
     Robert R. Young     Kasaan, Alaska  99950

                           ARTICLE XI

                          INCORPORATORS

     The names and addresses of the incorporators are:

     Willard L. Jones    Box 745, Ward Cove, Alaska  99928
     Robert I. Olsen     Rt. 1, Box 907, Ketchikan, Alaska  99901
     Rosemarie Ramiskey  Box 873, Ketchikan, Alaska  99901
     Louis A. Thompson   Rt. 1, Box 704, Ketchikan, Alaska  99901
     Robert R. Young     Kasaan, Alaska  99950

                           ARTICLE XII

                            AMENDMENT

     Subject to Section 8(b) of the Settlement Act, these
Articles may be amended, restated or repealed from time to time in accordance with the Corporation Act.

                          ARTICLE XIII

                  TEMPORARY LIMITATION OF POWER

     For the specified period set forth below as to each provision, which shall run from the date of filing of the Articles of Incorporation, the powers of the Corporation shall be subject to the limitations hereinafter set forth, except that with the approval of the Regional Corporation (SEALASKA
CORPORATION) the Corporation may act beyond such limitations.

A. Notwithstanding the recitations contained in Article III of the articles of Incorporation relating to the powers of the Corporation, prior to completion of the roll required by
     Section 5 of the alaska Native Claims Settlement Act of December 18, 1971, 85 Stat. 688 (hereinafter referred to as the "Settlement Act"), the issuance of shares to those eligible, and the holding of the first annual meeting of shareholders thereafter, the powers of the Corporation shall be subject to the limitations hereafter set forth, except that, with the approval of the Regional Corporation (SEALASKA CORPORATION), KAVILCO INCORPORATED may act beyond such limitations.

     1. The Corporation shall not borrow funds in excess of the aggregate amount of $104,000.

     2. The Corporation shall not expend or commit funds in excess of the aggregate amount of $104,000, nor for purposes other than organizational and to assemble and analyze data pertinent to land selections and related responsibilities; nor for more than one year in advance.

     3. The Corporation shall not invest funds distributed under the Act for periods in excess of one year, provided that the Corporation may invest funds in readily marketable securities qualified for the investment of trust funds having maturities beyond one year.

     4.   The Corporation shall not make land selections.

B. For a period of ten (10) years from the date of filing of the Articles of Incorporation of KAVILCO INCORPORATED the Corporation, prior to making any final commitment as to land selections, land sales, leases or other transactions shall afford the Regional Corporation (SEALASKA CORPORATION), the opportunity to review and render advise as to any such transaction or transactions.

C. Until otherwise legally permissible and subject to the approval of the Regional Corporation (SEALASKA CORPORATION) pursuant to the provisions of Section 7(o) and 8(c) of the Settlement Act, the accounts of KAVILCO INCORPORATED shall be audited annually in accordance with generally accepted auditing standards by independent certified public accountants or independent licensed public accountants, certified or licensed by a regulatory authority of the State or the United States. The audits shall be conducted at the place or places where the accounts of the Corporation are normally kept. All books, accounts, financial records, reports, files, and other papers, things, or property belonging to or in use by the Corporation and necessary to facilitate the audits shall be available to the person or persons conducting the audits, and full facilities for verifying transactions with the balances or securities held by depositories, fiscal agent, and custodians shall be afforded to such person or persons. Each audit report or a fair and reasonably detailed summary thereof shall be transmitted to each stockholder and the Regional Corporation (SEALASKA CORPORATION).

D. The Corporation shall for a period of five (5) years from the date of filing the Articles of Incorporation prepare and submit to the Regional Corporation (SEALASKA CORPORATION) an annual budget showing the proposed income and expenses.

     IN WITNESS WHEREOF the undersigned incorporators have hereunto set their hands and seals this _____ day of __________, 19__.

                              _________________________ (SEAL)

                              _________________________ (SEAL)

                              _________________________ (SEAL)

                              _________________________ (SEAL)

                              _________________________ (SEAL)




                     V E R I F I C A T I O N

City of Juneau      )
                    )    ss.
State of Alaska     )


     I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Alaska, do hereby certify that on the

     Willard L. Jones    Box 745, Ward Cove, Alaska  99928
     Robert I. Olsen     Rt. 1, Box 907, Ketchikan, Alaska  99901
     Rosemarie Ramiskey  Box 873, Ketchikan, Alaska  99901
     Louis A. Thompson   Rt. 1, Box 704, Ketchikan, Alaska  99901
     Robert R. Young     Kasaan, Alaska  99950

who, being by me first duly sworn, declare that they are the incorporators referred to in the foregoing Articles of Incorporation, that they signed the Articles as such, that the statements contained herein are true.

                              ---------------------------
                              Notary Public
                              State of Alaska
                              My Commission expires______




                      ARTICLES OF AMENDMENT

                               TO

                    ARTICLES OF INCORPORATION

                               OF

                      KAVILCO INCORPORATED


     Pursuant to the provisions of Section 10.05.276 of the Alaska Business Corporation Act, Kavilco Incorporated hereby executes in duplicate the following Articles of Amendment to its Articles of Incorporation:

                               I.

     The name of the corporation is KAVILCO INCORPORATED.

                               II.

     A new Article XIV to the Articles of Incorporation has been adopted providing for certain limitations on directors' liability, as follows:

                           ARTICLE XIV

                Limitation of Directors Liability

     A director shall have no liability to the Company or its shareholders for monetary damages for the breach of fiduciary duty as a director, except for (1) a breach of director's duty of loyalty to the Company or its shareholders, (2) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (3) wilful or negligent conduct involved in the payment of dividends or the repurchase of stock from other than lawfully available funds, or (4) a transaction from which the director derives an improper personal benefit.
Any repeal or modification of the foregoing by the shareholders of the Company shall not reduce or eliminate protection afforded by this Article to a director of the company existing at the time of such repeal or modification for any acts or omissions of the director occurring prior to such repeal or modification.

                              III.

     The date of the adoption of the amendment by the shareholders was November 5, 1988.

                               IV.

     The number of shares outstanding, including non-voting stock, was 11,900 and the number of shares entitled to vote thereon was 11,487.

                               V.

     The number of shares voted for and against the amendment, respectively, were as follows:

          For amendment: 7,936.51 shares;
          Against amendment:  None.

     DATED:  November __, 1988.


                                   KAVILCO INCORPORATED


                                   By --------------------
                                        President

                                   By --------------------
                                        Secretary

STATE OF ALASKA          )
                         )    ss
FIRST JUDICIAL DISTRICT  )

     LOUIS A. THOMPSON, being first duly sworn, on oath deposes and says that he is the President of KAVILCO INCORPORATED, an Alaska corporation, and as such is authorized to, and hereby does, make this verification for and on behalf of said corporation; and that he has read the within and foregoing Articles of Amendment, knows the contents thereof, and believes the same to be true.

                              -----------------------
                              Louise A. Thompson


     SUBSCRIBED and SWORN to before me this 23rd day of November, 1988.

                              -----------------------
                              Notary Public for the
                              State of Alaska
                              My appointement expires_______




                            EXHIBIT B

                      ARTICLES OF AMENDMENT

                               OF

                      KAVILCO INCORPORATED


     Pursuant to Section 10.06.510 of the Alaska Corporations
Code, the following Articles of Amendment to Articles of Incorporation are herewith submitted for filing.

     ARTICLE 1.  The name of record of the corporation is Kavilco
Incorporated.


     ARTICLE 2. The text of each amendment as adopted is as follows:

          Article IV is deleted in its entirety and the following is substituted in its place to restate and amend the terms of the corporation's existing Class A and Class B common stock (whether issued or unissued) and to authorize two new classes of common stock:

                           ARTICLE IV

                             SHARES

     A. The authorized capital stock of this Corporation shall consist four classes of common stock ("Common Stock"), without par value, of which 1,000,000 shares shall be designated Class A Common Stock ("Class A Stock"), 500,000 shares shall be designated Class B Common Stock ("Class B Stock"), 1,000,000 shall be designated Class C Common Stock ("Class C Stock") and 500,000 shares shall be designated Class D Common Stock ("Class D Stock"). Except as specifically provided herein, all of the shares of Common Stock shall vest in the holders thereof all rights of a shareholder in a business corporation organized under the Alaska Corporations Code and shall have the same rights, preferences, privileges and restrictions, including the right to share ratably in dividends if and when declared in accordance with the provisions of the Alaska Native Claims Settlement Act, as amended (43 U.S.C. Section 1601 et seq.) ("ANCSA") and in distributions on liquidation.

     B. The Class A Stock shall be Settlement Common Stock as defined in Section 3 of ANCSA (43 U.S.C. Section 1602(p)) and shall be restricted in issuance to persons who are Natives as defined in Section 3 of ANCSA (43 U.S.C.
     Section 1602(b)) or descendants of Natives. Shares of Class A Stock shall be subject to the alienability restrictions contained in Section 7 of ANCSA (43 U.S.C.
     Section 1606(h)(1)(B), unless and until terminated in accordance with the provisions of ANCSA. Each share of Class A Stock shall be entitled to one (1) vote on all matters on which shareholders are entitled to vote under ANCSA and the Alaska Corporations Code, and, except as required under ANCSA or the Alaska Corporations Code, shall vote as a class together with the Class C Stock. Upon transfer of shares of Class A Stock as permitted in Section 7 of ANCSA (43 U.S.C. Section 1606(h)(1)(C) or (h)(2)) to any person who is not a Native as defined in Section 3 of ANCSA (43 U.S.C. Section 1602(b)) or a descendant of a Native, such shares shall automatically convert into an equal number of shares of Class B Stock. Upon the death of a holder of Class A Stock, if such holder has failed to dispose of his or her stock by will and has no heirs under applicable laws of intestate succession, the stock shall escheat to the Corporation. Each share of Class A Stock shall be convertible, at the option of the holder thereof, at any time, into one share of Class C Stock. Dividends and distributions payable in shares of Common Stock, shall, with respect to Class A Stock, be paid in shares of Class A Stock.

     C. The Class B Stock shall be Settlement Common Stock as defined in Section 3 of ANCSA (43 U.S.C. Section 1602(p)). Shares of Class B Stock shall be subject to the alienability restrictions contained in Section 7 of ANCSA (43 U.S.C.
     Section 1606(h)(1)(B)) unless and until terminated in accordance with the provisions of Section 37 of ANCSA (43 U.S.C. Section 1629c). Except as may be provided in ANCSA, the shares of Class B Stock shall be not be entitled to vote. Upon transfer of shares of Class B Stock as permitted in Section 7 of ANCSA (43 U.S.C. Section 1606(h)(1)(C) or
     (h)(2)) to any person who is a Native as defined in Section 3 of ANCSA (43 U.S.C. Section 1602(b)) or a descendant of a Native, such shares shall automatically convert into an equal number of shares of Class A Stock. Upon the death of a holder of Class B Stock, if such holder has failed to dispose of his or her stock by will and has no heirs under applicable laws of intestate succession, the stock shall escheat to the Corporation. Each share of Class B Stock shall be convertible, at the option of the holder thereof, at any time, into one share of Class D Stock. Dividends and distributions payable in shares of Common Stock, shall, with respect to Class B Stock, be paid in shares of Class B Stock.

     D. The Class C Stock shall not be Settlement Common Stock as defined in Section 3 of ANCSA (43 U.S.C. Section 1602(p)). Shares of Class C Stock may be pledged as security for a loan to the holder of the shares of Class C Stock. The Class C Stock shall be subject to the alienability restrictions contained in Section 7 of ANCSA (43 U.S.C. Section 1606(h)(1)(B)(i) and (iv)) in that, except as provided in these articles or applicable law, it may not be sold or assigned in present or future; provided, that Class C Stock may be transferred to the same extent that Class A Stock and Class B Stock may be transferred pursuant to Section 7 of ANCSA (43 U.S.C. Section 1606(h)(1)(C) and (h)(2)); provided further, that a pledgee of shares of Class C Stock may sell such shares, or retain such shares in satisfaction of any loan secured by such shares, following default and foreclosure of the pledgee's security interest in the shares; and, provided further that, following any valid transfer of Class C Stock as provided above, the shares shall remain subject to the alienability
     restrictions contained in Section 7 of ANCSA.   Shares of
     Class C Stock shall be restricted in issuance to persons who are Natives as defined in Section 3 of ANCSA (43 U.S.C.
     Section 1602(b)) or descendants of Natives. Each share of Class C Stock shall be entitled to one (1) vote on all matters on which shareholders are entitled to vote under ANCSA and the Alaska Corporations Code, and, except as required under ANCSA or the Alaska Corporations Code, shall vote as a class together with the Class A Stock. Upon the lawful transfer of Class C Stock to any person who is not a Native as defined in Section 3 of ANCSA (43 U.S.C. Section 1602(b)) or a descendant of a Native, such shares shall automatically convert into an equal number of shares of Class D Stock. Dividends and distributions payable in shares of Common Stock, shall, with respect to Class C Stock, be paid in shares of Class C Stock.

     E. The Class D Stock shall not be Settlement Common Stock as defined in Section 3 of ANCSA (43 U.S.C. Section 1602(p)). Shares of Class D Stock may be pledged as security for a loan to the holder of the shares of Class D Stock. The Class D Stock shall be subject to the alienability restrictions contained in clauses Section 7 of ANCSA (43 U.S.C. Section 1606(h)(1)(B)(i) and (iv)) in that, except as provided in these articles or applicable law, it may not be sold or assigned in present or future; provided, that the Class D Stock may be transferred to the same extent that Class A Stock and Class B Stock may be transferred pursuant to Section 7 of ANCSA (43 U.S.C. Section 1606(h)(1)(C) and (h)(2)); provided further, that a pledgee of shares of Class D Stock may sell such shares, or retain such shares in satisfaction of any loan secured by such shares, following default and foreclosure of the pledgee's security interest in the shares; and, provided further that, following any valid transfer of Class D Stock as provided above, the shares shall remain subject to the alienability restrictions contained in Section 7 of ANCSA. Except as may be provided in ANCSA, the shares of Class D Stock shall be not be entitled to vote. Upon the lawful transfer of shares of Class D Stock to any person who is a Native as defined in
     Section 3 of ANCSA (43 U.S.C. Section 1602(b)) or a descendant of a Native, such shares shall automatically convert into an equal number of shares of Class C Stock. Dividends and distributions payable in shares of Common Stock, shall, with respect to Class D Stock, be paid in shares of Class D Stock.

     ARTICLE 3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the text of the amendment itself, are as follows:

     Effective upon the filing of these Articles of Amendment with the Secretary of State of the State of Alaska, the terms of the Class A Stock and Class B Stock set forth above shall automatically become applicable to the shares of the Corporation's Class A Stock and Class B Stock outstanding immediately prior thereto, without any action on the part of the Corporation or the holders of such outstanding shares of Class A Stock and Class B Stock.

     ARTICLE 4. The date of adoption of the foregoing amendment was _____________, 1996.

     ARTICLE 5. The amendment was duly approved shareholder action in accordance with the provisions of Section 10.06.504 of the Alaska Corporations Code and the Alaska Native Claims
Settlement Act.

     ARTICLE 6.  These Articles will be effective upon filing.

Dated: _______________, 1996.


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